Exhibit 10.24

English Translation for Reference Only

SUPPLEMENTAL LOAN AGREEMENT

Among

CAPITAL ALLY INVESTMENTS LIMITED

(“Borrower”)

and

PYPO DIGITAL COMPANY LIMITED

(“Lender”)

Dated: 10th November, 2008

This SUPPLEMENTAL LOAN AGREEMENT (this “Agreement”) is made on [10th November, 2008] by and among the following parties:

(A).	CAPITAL ALLY INVESTMENTS LIMITED, a company incorporated under the Laws of the British Virgin Islands (BVI Company No. 1433966) (the “Borrower”); and

(B).	PYPO DIGITAL COMPANY LIMITED, an exempted company incorporated and existing under the Laws of the Cayman Islands (the “Lender”)

The Borrowers and the Lender are each hereinafter referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into a Loan Agreement dated 10 March 2008 (the “Loan Agreement”) under which the Lender has made available to the Borrower a loan in the principal amount of US$20,000,000.

WHEREAS, the Parties agreed that the Loan Agreement shall be amended as herein provided.

NOW THEREFORE, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I.

CONSTRUCTION

1.1 Article I (Definitions and Interpretations) of the Loan Agreement shall be deemed to be set out in full in this Agreement as if references in that article to the Loan Agreement were references to this Agreement.

1.2 Unless a contrary intention appears in this Agreement, any word or expression defined in the Loan Agreement will have the same meaning when it is used in this Agreement.

ARTICLE II.

AMENDMENTS

2.1 The Parties hereby agree, acknowledge and confirm that the Loan Agreement shall be amended as follows:

(a) The definition of “Interests” in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced by the following:

““Interests” means 5,000 ordinary shares of US$1.00 each of the Borrower owned by GM Investment Company Limited and 5,000 ordinary shares of US$1.00 each of the Borrower owned by Style Technology Development Limited.”

(b) Section 2.1 of the Loan Agreement shall be deleted in its entirety and replaced by the following:

“Each of GM Investment Company Limited and Style Technology Development Limited has executed and delivered an equity pledge agreement (the “Equity Pledge Agreement”), irrevocably pledging to the Lender the Interests.”

(c) Article V (Term of the Loan) of the Loan Agreement shall be deleted in its entirety and replaced by the following:

“The term of the Loan shall from the date of this Agreement to 30 June 2009 (the “Final Repayment Date”), which may be extended upon mutual consent of the Parties (the “Term”).

(d) Article VIII (Equity Pledge) of the Loan Agreement shall be deleted in its entirety and replaced by the following:

“As consideration for the Loan contemplated by this Agreement, the Borrower shall procure (a) GM Investment Company Limited to pledge its right, title and interest in the share capital of the Borrower to the Lender; and (ii) and Style Technology Development Limited to pledge its right, title and interest in the share capital of the Borrower to the Lender.”

(e) Section 12.1(a) of the Loan Agreement shall be deleted in its entirety and replaced by the following:

“(a)(i) The Borrower fails to immediately repay the Loan when it becomes due or perform any of the Borrower’s obligations under this Agreement; or

(ii) The Borrower, GM Investment Company Limited or Style Technology Development Limited fails to perform any of their obligations under the Equity Pledge Agreement.”

2.2 Except as amended by the terms of this Agreement, the Loan Agreement will remain in full force and effect and any reference in the Loan Agreement to the Loan Agreement or to any article or section of the Loan Agreement will be construed as a reference to the Loan Agreement, or that article or section, as amended by this Agreement.

ARTICLE III.

GOVERNING LAW AND SETTLEMENT OF DISPUTES

3.1 This Agreement, including the validity hereof and the rights and obligations of the Parties hereunder, shall be construed in accordance with and governed by the laws of Hong Kong.

3.2 The Parties agree that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of Hong Kong and irrevocably submit to the non-exclusive jurisdiction of such courts.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorised representatives on the date set out above.

Borrower:

CAPITAL ALLY INVESTMENTS LIMITED

By:	/s/ Kam Yuen
Name:	Kam Yuen
Title:	Director

Lender:

PYPO DIGITAL COMPANY LIMITED

By:	/s/ Kuo Zhang
Name:	Kuo Zhang
Title:	Director

[Signature Page of Supplemental Loan Agreement]